================================================================================




                           WILLAMETTE INDUSTRIES, INC.

                                       TO

                          ----------------------------,

                                     TRUSTEE


                                -----------------


                                    INDENTURE

                        DATED AS OF --------------, 1997

                                -----------------


                          SUBORDINATED DEBT SECURITIES




================================================================================

                           WILLAMETTE INDUSTRIES, INC.
               Reconciliation and tie between Trust Indenture Act
             of 1939 and Indenture dated as of --------------, 1997


Trust Indenture Act Section                                                                       Indenture Section
-------------------------------------------------------------------------------------------------------------------

ss. 310(a)(1)...............................................................................................6.7
      (a)(2)................................................................................................6.7
      (a)(3).......................................................................................Inapplicable
      (a)(4).......................................................................................Inapplicable
      (b)..............................................................................................6.7, 6.8
      (c)..........................................................................................Inapplicable
ss. 311(a)..................................................................................................6.4
      (b)...................................................................................................6.4
      (c)..........................................................................................Inapplicable
ss. 312(a).............................................................................................7.1, 7.2
      (b)...................................................................................................7.2
      (c)...................................................................................................7.2
ss. 313(a)...............................................................................................7.3(a)
      (b)(1........................................................................................Inapplicable
      (b)(2).............................................................................................7.3(b)
      (c)................................................................................................7.3(c)
      (d)................................................................................................7.3(c)
ss. 314(a)(1)...............................................................................................7.4
      (a)(2)................................................................................................7.4
      (a)(3)................................................................................................7.4
      (a)(4)...............................................................................................10.8
      (b)..........................................................................................Inapplicable
      (c)(1)................................................................................................1.2
      (c)(2)................................................................................................1.2
      (c)(3).......................................................................................Inapplicable
      (d)..........................................................................................Inapplicable
      (e)...................................................................................................1.2
      (f)...............................................................................................Omitted
ss. 315(a)..................................................................................................6.1
      (b)..............................................................................................6.1, 6.2
      (c)...................................................................................................6.1
      (d)...................................................................................................6.1
      (e)..................................................................................................5.14
ss. 316(a)(1)..............................................................................................5.12
      (a)(2)............................................................................................Omitted
      (b)...................................................................................................5.8
      (c)...................................................................................................1.4





Trust Indenture Act Section                                                                       Indenture Section
-------------------------------------------------------------------------------------------------------------------


ss. 317(a).............................................................................................5.3, 5.4
      (b)..................................................................................................10.3
ss. 318(a)..................................................................................................1.7

--------------

NOTE:             This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                                                               PAGE


                                    ARTICLE 1
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

1.1      Definitions............................................................................................  1
1.2      Compliance Certificates and Opinions...................................................................  9
1.3      Form of Documents Delivered to Trustee.................................................................  9
1.4      Acts of Holders........................................................................................ 10
1.5      Notices, Etc., to Trustee and Company.................................................................. 12
1.6      Notice to Holders; Waiver.............................................................................. 12
1.7      Conflict with Trust Indenture Act...................................................................... 13
1.8      Effect of Headings and Table of Contents............................................................... 13
1.9      Successors and Assigns................................................................................. 13
1.10     Separability Clause.................................................................................... 13
1.11     Benefits of Indenture.................................................................................. 13
1.12     Governing Law.......................................................................................... 13
1.13     Legal Holidays......................................................................................... 14
1.14     Indenture and Securities Solely Corporate Obligations.................................................. 14
1.15     No Security Interest Created........................................................................... 14

                                    ARTICLE 2
                                 SECURITY FORMS

2.1      Forms Generally........................................................................................ 14
2.2      Form of Trustee's Certificate of Authentication........................................................ 15

                                    ARTICLE 3
                                 THE SECURITIES

3.1      Amount Unlimited; Issuable in Series................................................................... 15
3.2      Denominations.......................................................................................... 18
3.3      Execution, Authentication, Delivery and Dating......................................................... 18
3.4      Temporary Securities................................................................................... 20
3.5      Registration; Registration of Transfer and Exchange.................................................... 20
3.6      Mutilated, Destroyed, Lost and Stolen Securities....................................................... 22
3.7      Payment of Interest; Interest Rights Preserved......................................................... 23
3.8      Persons Deemed Owners.................................................................................. 24
3.9      Cancellation........................................................................................... 25
3.10     Computation of Interest................................................................................ 25



                                      - i -





                                    ARTICLE 4
                           SATISFACTION AND DISCHARGE

4.1      Satisfaction and Discharge of Securities of any Series................................................. 25
4.2      Satisfaction and Discharge of Indenture................................................................ 27
4.3      Application of Trust Money............................................................................. 27

                                    ARTICLE 5
                                    REMEDIES

5.1      Events of Default; Defaults............................................................................ 27
5.2      Acceleration of Maturity; Rescission and Annulment..................................................... 29
5.3      Collection of Indebtedness and Suits
         for Enforcement by Trustee............................................................................. 30
5.4      Trustee May File Proofs of Claim....................................................................... 31
5.5      Trustee May Enforce Claims Without Possession of Securities............................................ 32
5.6      Application of Money Collected......................................................................... 32
5.7      Limitation on Suits.................................................................................... 32
5.8      Unconditional Right of Holders to Receive Principal,
         Premium and Interest; Direct Action by Holders
         of Willamette Trust Securities......................................................................... 33
5.9      Restoration of Rights and Remedies..................................................................... 33
5.10     Rights and Remedies Cumulative......................................................................... 34
5.11     Delay or Omission Not Waiver........................................................................... 34
5.12     Control by Holders..................................................................................... 34
5.13     Waiver of Past Defaults................................................................................ 35
5.14     Undertaking for Costs.................................................................................. 35
5.15     Waiver of Stay or Extension Laws....................................................................... 35

                                    ARTICLE 6
                                   THE TRUSTEE

6.1      Certain Rights of Trustee.............................................................................. 36
6.2      Notice of Defaults..................................................................................... 37
6.3      Not Responsible for Recitals or Issuance of Securities................................................. 37
6.4      May Hold Securities.................................................................................... 38
6.5      Money Held in Trust.................................................................................... 38
6.6      Compensation and Reimbursement......................................................................... 38
6.7      Corporate Trustee Required; Eligibility................................................................ 39
6.8      Resignation and Removal; Appointment of Successor...................................................... 39
6.9      Acceptance of Appointment by Successor................................................................. 41
6.10     Merger, Conversion, Consolidation or Succession to Business............................................ 42
6.11     Appointment and Qualification of Authenticating Agent.................................................. 42



                                     - ii -





                                    ARTICLE 7
              HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

7.1      Company to Furnish Trustee Names and Addresses of Holders.............................................. 44
7.2      Preservation of Information; Communications to Holders................................................. 44
7.3      Reports by Trustee..................................................................................... 45
7.4      Reports by Company..................................................................................... 45

                                    ARTICLE 8
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

8.1      Company May Consolidate, Etc., Only on Certain Terms................................................... 46
8.2      Successor Corporation Substituted...................................................................... 47

                                    ARTICLE 9
                             SUPPLEMENTAL INDENTURES

9.1      Supplemental Indentures Without Consent of Holders..................................................... 47
9.2      Supplemental Indentures with Consent of Holders........................................................ 49
9.3      Execution of Supplemental Indentures................................................................... 50
9.4      Effect of Supplemental Indentures...................................................................... 50
9.5      Reference in Securities to Supplemental Indentures..................................................... 50

                                   ARTICLE 10
                                    COVENANTS

10.1     Payment of Principal, Premium and Interest............................................................. 50
10.2     Maintenance of Office or Agency........................................................................ 51
10.3     Money for Securities Payments to Be Held in Trust...................................................... 51
10.4     Corporate Existence.................................................................................... 53
10.5     Restrictions on Secured Debt........................................................................... 53
10.6     Restrictions on Sales and Leasebacks................................................................... 54
10.7     Restrictions on Funded Debt of Restricted Subsidiaries................................................. 56
10.8     Statement by Officers as to Default.................................................................... 57
10.9     Waiver of Certain Covenants............................................................................ 57

                                   ARTICLE 11
                            REDEMPTION OF SECURITIES

11.1     Applicability of Article............................................................................... 57
11.2     Election to Redeem; Notice to Trustee.................................................................. 57
11.3     Selection by Trustee of Securities to Be Redeemed...................................................... 58
11.4     Notice of Redemption................................................................................... 58



                                     - iii -




11.5     Deposit of Redemption Price............................................................................ 59
11.6     Securities Payable on Redemption Date.................................................................. 59
11.7     Securities Redeemed in Part............................................................................ 60

                                   ARTICLE 12
                                  SINKING FUNDS

12.1     Applicability of Article............................................................................... 60
12.2     Satisfaction of Sinking Fund Payments with Securities.................................................. 60
12.3     Redemption of Securities for Sinking Fund.............................................................. 61

                                   ARTICLE 13
                       DEFEASANCE AND COVENANT DEFEASANCE

13.1     Applicability of Article; Company's Option to Effect
         Defeasance or Covenant Defeasance...................................................................... 61
13.2     Defeasance and Discharge............................................................................... 62
13.3     Covenant Defeasance.................................................................................... 62
13.4     Conditions to Defeasance or Covenant Defeasance........................................................ 63
13.5     Deposited Money and Government Obligations to be Held
         in Trust; Other Miscellaneous Provisions............................................................... 65
13.6     Reinstatement.......................................................................................... 66

                                   ARTICLE 14
                           SUBORDINATION OF SECURITIES

14.1     Securities Subordinate to Senior Debt.................................................................. 66
14.2     Payment Over of Proceeds Upon Dissolution, Etc......................................................... 66
14.3     No Payment When Senior Debt in Default................................................................. 68
14.4     Payment Permitted If No Default........................................................................ 68
14.5     Subrogation to Rights of Holders of Senior Debt........................................................ 68
14.6     Provisions Solely to Define Relative Rights............................................................ 69
14.7     Holders of Senior Debt and Trustee to
         Effectuate Subordination............................................................................... 69
14.8     No Waiver of Subordination Provisions.................................................................. 69
14.9     Notice to Trustee; Notice to Company................................................................... 70
14.10    Reliance on Judicial Order or Certificate
         of Liquidating Agent................................................................................... 71



                                     - iv -




14.11    Trustee and Holders Not Fiduciaries for
         Holders of Senior Debt................................................................................. 71
14.12    Rights of Trustee as Holder of Senior Debt;
         Preservation of Trustee's Rights................................................................... 72
14.13    Article Applicable to Paying Agents.................................................................... 72


--------------

NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                  INDENTURE, dated as of --------------, 1997, between Willamette Industries, Inc., a corporation duly organized and existing under the laws of the state of Oregon (herein called the "Company"), having its principal office at First Interstate Bank Tower, 1300 S.W. Fifth Avenue, Portland, Oregon
97201,                       and                        ------------------------
--------------------------------------------------------,   as  Trustee  (herein
called the "Trustee").

                             RECITALS OF THE COMPANY

                  The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities") unlimited as to principal amount, to be issued in one or more series as in this Indenture provided.

                  All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders (as herein defined) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:


                                    ARTICLE 1
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.1       Definitions.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) All other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

                  (4) The words "herein," "hereof," "hereto," and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, or other subdivision.

                  Certain terms used principally in certain Articles are defined in those Articles.

                  "Act" when used with respect to any Holder has the meaning specified in Section 1.4.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Attributable Debt" means, as to any particular lease under which any Person is at the time liable and at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the remaining primary term thereof, discounted from the respective due dates thereof to such date at the rate of 15 percent per annum. The net amount of rent required to be paid under any such lease for any such period shall be the aggregate amount of rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

                  "Authenticating Agent" means any Person designated by the Trustee which at the time shall be designated and acting pursuant to Section 6.11.

                  "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day," when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday, and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close.

                  "Capital Stock," as applied to the stock of any corporation, means the capital stock of every class whether now or hereafter authorized, regardless of whether such capital stock shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such corporation.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934 or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company (a) by its Chairman of the Board, a Vice Chairman, its Chief Executive Officer, its President or a Vice President, and (b) by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Consolidated Net Tangible Assets" means the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (i) all liabilities other than deferred income taxes, Funded Debt and shareholders' equity and (ii) all goodwill, trade names, trademarks, patents, organization expenses and other like intangibles, all as set forth on the most recent balance sheet of the Company and its consolidated Subsidiaries and computed in accordance with generally accepted accounting principles.

                  "Corporate Trust Office" means the principal office of the Trustee, any Authenticating Agent, or any Paying Agent, as the case may be, at which at any particular time its corporate trust business shall be administered. Until notice of change thereof is given as provided in this Indenture, the Corporate Trust Office of the Trustee is located at -----------
----------------------------------------------------------------------.

                  "Corporation" includes corporations, associations, companies and business trusts.

                  "Defaulted Interest" has the meaning specified in Section 3.7.

                  "Depository" means, with respect to the Securities of any series issuable or issued in the form of one or more Global Securities, the Person designated as Depository by the

Company pursuant to Section 3.1 until a successor Depository shall have been appointed pursuant to Section 3.5, and thereafter "Depository" shall mean or include each Person who is then a Depository hereunder.

                  "Event of Default" has the meaning specified in Section 5.1.

                  "Funded Debt" means (i) all indebtedness for money borrowed having a maturity of more than 12 months from the date as of which the determination is made or having a maturity of 12 months or less but by its terms being renewable or extendible beyond 12 months from such date at the option of the borrower (excluding any amount thereof included in current liabilities) and
(ii) rental obligations payable more than 12 months from such date under leases which are capitalized in accordance with generally accepted accounting principles (such rental obligations to be included as Funded Debt at the amount so capitalized and to be included for the purposes of the definition of Consolidated Net Tangible Assets both as an asset and as Funded Debt at the amount so capitalized).

                  "Global Security" means a Security evidencing all or part of a series of Securities, issued to the Depository for such series or its nominee, and registered in the name of such Depository or nominee.

                  "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, with respect to any Security, by the terms and provisions of such Security established pursuant to Section 3.1 (as such terms and provisions may be amended pursuant to the applicable provisions hereof).

                  "interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

                  "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                  "Maturity" when used with respect to any Security means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Officers' Certificate" means a certificate signed (a) by the Chairman of the Board, a Vice Chairman, the Chief Executive Officer, the President or a Vice President, and (b) by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the

Company, that complies with the requirements of Section 314(e) of the Trust Indenture Act and is delivered to the Trustee. One of the officers signing the Officers' Certificate given pursuant to Section 10.8 shall be the principal executive, financial, or accounting officer of the Company.

                  "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company.

                  "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 5.2.

                  "Outstanding" when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i)  Securities   theretofore   canceled  by  the  Trustee  or
         delivered to the Trustee for cancellation;

                  (ii) Securities for whose payment or redemption money in the necessary amount has theretofore been deposited in trust with the Trustee or any Paying Agent (other than the Company) or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (iii) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be equal to the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 5.2, (ii) the principal amount of a Security denominated in one or more foreign currencies or currency units shall be the U.S. dollar equivalent, determined in the manner provided as contemplated by Section 3.1 on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security, and (iii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Security on behalf of the Company.

                  "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Payment" when used with respect to Securities of any series means the place or places where the principal of (and premium, if any) or interest on the Securities of such series is payable as specified pursuant to
Section 3.1 or, if not so specified, as specified in Section 10.2.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Principal Property" means (a) any mill, converting plant, manufacturing plant or other facility owned at the date hereof or hereafter acquired by the Company or any Restricted Subsidiary which is located within the present 50 States of the United States or in Canada and the gross book value (including related land and improvements thereon and all machinery and equipment included therein without deduction of any depreciation reserves) of which on the date as of which the determination is being made exceeds 1 percent of Consolidated Net Tangible Assets, and (b) Timberlands, in each case other than
(i) any property which in the opinion of the Board of Directors is not of material importance to the total business conducted by the Company and its Restricted Subsidiaries as an entirety or (ii) any portion of a particular property which is similarly found not to be of material importance to the use or operation of such property or (iii) any oil, gas or other minerals or mineral rights.

                  "Realty Subsidiary" means a Subsidiary of the Company engaged primarily in the development and sale or financing of real property.

                  "Redemption Date," when used with respect to any Security or portion thereof to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price," when used with respect to any Security or portion thereof to be redeemed, means the price at which it is to be redeemed as determined by or pursuant to this Indenture.

                  "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.1.

                  "Responsible Officer," when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Restricted Subsidiary" means a Subsidiary of the Company (i) substantially all the property of which is located, or substantially all the business of which is carried on, within the present 50 States of the United States or in Canada and (ii) which owns a Principal Property, but does not include a Realty Subsidiary.

                  "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

                  "Security   Register"  and  "Security   Registrar"   have  the
respective meanings specified in Section 3.5.

                  "Senior Debt" shall mean (x) the principal of and premium, if any, and interest on the following, whether outstanding on the date of execution of this Indenture or thereafter incurred or created: (i) indebtedness of the Company for money borrowed by the Company (including purchase money obligations with an original maturity in excess of one year) or evidenced by debentures (other than the Securities), notes, bankers' acceptances or other corporate debt securities or similar instruments issued by the Company; (ii) obligations with respect to letters of credit; (iii) indebtedness of the Company constituting a guarantee of indebtedness of others of the type referred to in the preceding clauses (i) and (ii); or (iv) renewals, extensions or refundings of any of the indebtedness referred to in the preceding clauses (i), (ii) and (iii) unless, in the case of any particular indebtedness, renewal, extension or refunding, under the express provisions of the instrument creating or evidencing the same, or pursuant to which the same is outstanding, such indebtedness or such renewal, extension or refunding thereof is not superior in right of payment to the Securities, and (y) any other indebtedness designated as such pursuant to an indenture supplemental hereto or in or pursuant to a Board Resolution and set forth in an Officers' Certificate, in either case executed and delivered prior to or concurrently with the supplemental indenture or Officers' Certificate setting forth the terms of the initial series of Securities issued hereunder.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

                  "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal thereof or interest is due and payable.

                  "Subsidiary" means a corporation more than 50 percent of the outstanding Voting Stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

                  "Timberlands" means any real property of the Company or any Restricted Subsidiary of the Company located within the present 50 States of the United States or in Canada which contains standing timber which is (or upon completion of a growth cycle then in process is expected to become) of a commercial quantity and of merchantable quality, excluding, however, any such real property which at the time of determination is held primarily for development or sale, and not primarily for the production of lumber or any other timber products.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of such series.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

                  "Voting Stock," as applied to the stock (or the equivalent thereof) of any corporation, means stock (or such equivalent) of any class or classes, however designated, having ordinary voting power (whether at all times or only so long as no senior class of stock has such voting power by reason of the happening of a contingency) for the election of a majority of the directors of such corporation, other than stock (or such equivalent) having such power only by reason of the happening of a contingency.

                  "Willamette Trust" means a business trust established by or at the direction of the Company to make a loan or loans to the Company to be evidenced by Securities.

                  "Willamette Trust Securities" means securities representing preferred or common interests in a Willamette Trust.

SECTION 1.2       Compliance Certificates and Opinions.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished. Each such Officers' Certificate and Opinion of Counsel shall comply with Section 314(e) of the Trust Indenture Act.

SECTION 1.3       Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.4       Acts of Holders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by or pursuant to this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture
Act) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  Without limiting the generality of the foregoing, a Holder, including a Depository that is a Holder of a Global Security, may make, give, or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver, or other action provided or permitted in this Indenture to be made, given, or taken by Holders, and a Depository that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interest in any such Global Security.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other reasonable manner which the Trustee deems sufficient.

                  (c) The ownership of Securities shall be proved by the Securities Register.

                  (d) Except as provided in the next paragraph, the Company may, in the circumstances permitted by the Trust Indenture Act, set any day as the record date for the purpose of determining the Holders of Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities of such series. With regard to any record date set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to give or take the relevant action, whether or not such Holders remain Holders after such record date. With regard to any action that may be given or taken hereunder only by Holders of a requisite principal amount of Outstanding Securities of any series (or their duly appointed agents) and for which a record date is set pursuant to this paragraph, the Company may, at its option, set an expiration date after which no such action purported to be given or taken by any Holder shall be effective hereunder unless given or taken on or prior to such expiration date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents). On or prior to any expiration date set pursuant to this paragraph, the Company may, on one or more occasions at its option, extend such date to any later date. Nothing in this paragraph shall prevent any Holder (or any duly appointed agent thereof) from giving or taking, after any expiration date, any action identical to, or, at any time, contrary to or different from any action given or taken, or purported to have been given or taken, hereunder by a Holder on or prior to such date, in which event the Company may set a record date in respect thereof pursuant to this paragraph.

                  Notwithstanding the foregoing, upon receipt by the Trustee, with respect to Securities of any series, of (i) any Notice of Default as described in Section 5.1, (ii) any declaration of acceleration, or any rescission and annulment of any such declaration pursuant to Section 5.2, or
(iii) any direction given pursuant to Section 5.12 (any such notice, declaration, rescission and annulment, or direction being referred to herein as a "Direction"), a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Securities of such series entitled to join in such Direction, which record date shall be the close of business on the day the Trustee receives such Direction. The Holders of Outstanding Securities of such series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such Direction, whether or not such Holders remain Holders after such record date; provided that, unless such Direction shall have become effective by virtue of Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such Direction shall automatically and without any action by any Person be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a Direction contrary to or different from, or, after the expiration of such period, identical to, a Direction that has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date in respect thereof shall be set pursuant to this paragraph.

                  Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Security Registrar, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 1.5       Notices, Etc., to Trustee and Company.

                  Except as otherwise specifically provided herein, any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with

                  (1) The Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
         Attention: Corporate Trust Administration Division; or

                  (2) The Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of its Secretary at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 1.6       Notice to Holders; Waiver.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In any case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 1.7       Conflict with Trust Indenture Act.

                  If any provision hereof limits, qualifies or conflicts with any duties under any required provision of the Trust Indenture Act imposed hereon by Section 318(c) thereof, such required provision shall control.

SECTION 1.8       Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.9       Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 1.10      Separability Clause.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.11      Benefits of Indenture.

                  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Security Registrar, any Authenticating Agent and their respective successors hereunder, the holders of Senior Debt or the holders of Willamette Trust Securities, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.12      Governing Law.

                  This Indenture and the Securities shall be governed by and construed in accordance with the laws of the state of New York.

SECTION 1.13      Legal Holidays.

                  In any case where any Interest Payment Date, Redemption Date, the Stated Maturity of any Security or any date upon which any Defaulted Interest is proposed to be paid shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest, if any, or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, at the Stated Maturity, or on the date for payment of Defaulted Interest, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Stated Maturity or date for the payment of Defaulted Interest, as the case may be.

SECTION 1.14      Indenture and Securities Solely Corporate Obligations.

                  No recourse for the payment of the principal of (or premium, if any) or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.

SECTION 1.15      No Security Interest Created.

                  Nothing in this Indenture or in the  Securities,  expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation as now or hereafter enacted and in effect, in any jurisdiction where the property of the Company or its Subsidiaries is located.


                                    ARTICLE 2
                                 SECURITY FORMS

SECTION 2.1       Forms Generally.

                  The Securities of each series shall be in substantially the form as shall be established in or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Global Securities shall bear a legend respecting the restrictions on transfer thereof in such form as may be determined by the officers executing such Global Securities, as evidenced by their execution of the Global Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, an appropriate Officers' Certificate setting forth such form together with a copy of the Board Resolution shall be delivered to the Trustee and any Authenticating Agent at or prior to the delivery of the Company Order contemplated by Section
3.3 for the authentication and delivery of such Securities.

                  The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 2.2       Form of Trustee's Certificate of Authentication.

                  Subject  to  Section  6.10,   the  Trustee's   certificate  of
authentication shall be in substantially the following form:

                  This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                                   ---------------------------------------------
                                   as Trustee



                                   By-------------------------------------------
                                       Authorized Officer


                                    ARTICLE 3
                                 THE SECURITIES

SECTION 3.1       Amount Unlimited; Issuable in Series.

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series.

                  There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

                  (1) The title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

                  (2) Any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 3.4, 3.5, 3.6, 9.5, or 11.7);

                  (3) The date or dates on which the principal of (and premium, if any, on) the Securities of the series is payable;

                  (4) The rate or rates at which the Securities of the series shall bear interest, if any, or the method or methods, if any, by which such rate or rates are to be determined, the date or dates, if any, from which such interest shall accrue, the Interest Payment Dates, if any, on which such interest shall be payable, the Regular Record Dates, if any, for the interest payable on any Interest Payment Date, the rate or rates of interest, if any, payable on overdue installments of interest on or principal of (and premium, if any, on) the Securities of the series and the basis upon which interest shall be calculated if other than a 360-day year of twelve 30-day months;

                  (5) If in addition to or other than the Borough of Manhattan, the City of New York, New York, the place or places where the principal of (and premium, if any) and interest, if any, on the Securities of the series shall be payable, any of such Securities may be surrendered for registration of transfer or exchange, and notices or demands to or upon the Company in respect of such Securities and this Indenture may be served; provided, however, that, at the option of the Company, any interest on such Securities may be paid by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register;

                  (6) If the Securities of the series are redeemable, the period or periods within which, the price or prices at which and the terms and conditions upon which such Securities may be redeemed, in whole or in part, at the option of the Company;

                  (7) The obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of any Holder thereof and the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (8) If any of the Securities of the series are issuable upon original issuance in whole or in part in the form of one or more Global Securities, the Depository for such Global Security or Securities and the circumstances, if any, under which any such Global Security may be exchanged for Securities registered in the name of, and any transfer of such Global Security may be registered to, a Person other than such Depository or its nominee, if other than as set forth in Section 3.5;

                  (9) If other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                  (10) If either or both of (a) defeasance of the Securities of the series under Section 13.2 or (b) covenant defeasance of the Securities of such series under Section 13.3 are applicable; and if covenant defeasance of the Securities of such series under Section 13.3 is applicable any covenants in addition to those specified in Section 13.3;

                  (11) If other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.2 or the method by which such portion is to be determined;

                  (12) The currency, currencies, or currency units in which payment of the principal of and any premium and interest on any Securities of the series shall be payable if other than the currency of the United States of America and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of "Outstanding" in Section 1.1;

                  (13) If the amount of payments of principal of or any premium or interest on any Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

                  (14) The additional covenants of the Company, if any, for the benefit of the Holders of the Securities of the series or for the benefit of holders of Senior Debt or the holders of Willamette Trust Securities and the additional Events of Default, if any, with respect to the Securities of the series;

                  (15) Any provision allowing a set-off in respect of amounts paid pursuant to any guaranty by the Company of Willamette Trust Securities, any provision allowing holders of a specified percentage of any series of Willamette Trust Securities to take any action in respect of any series of Securities, and any other provisions relative to Willamette Trust Securities or any guaranty thereof; and

                  (16) Any other terms, conditions, rights and preferences (or limitations on such rights and preferences) relating to Securities of the series.

                  All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

                  If any of the terms of the Securities of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

SECTION 3.2       Denominations.

                  The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 3.1. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 3.3       Execution, Authentication, Delivery and Dating.

                  The Securities shall be executed on behalf of the Company by its Chairman of the Board, one of its Vice Chairmen, its Chief Executive Officer, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with the Board Resolution and Officers' Certificate or supplemental indenture with respect to such Securities referred to in Section 3.1 and a Company

Order for the authentication and delivery of such Securities; and the Trustee, in accordance with such Company Order, shall authenticate and deliver such Securities. If all the Securities of any series are not to be issued at one time, and if the Board Resolution, Officers' Certificate or supplemental indenture establishing such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and the determination of the terms of particular Securities of such series such as interest rate, maturity date, date of issuance and date from which interest shall accrue. If the form or forms or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions or supplemental indenture as permitted by Sections 2.1 and 3.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Sections 315(a) through 315(d) of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating that:

                  (1) The form or forms and terms of such Securities have been established in conformity with the provisions of this Indenture; and

                  (2)  All  conditions   precedent   described   herein  to  the
         authentication and delivery of such Securities have been complied with.

                  If all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel at the time of issuance of each Security, but such Opinion of Counsel, with appropriate modifications, may instead be delivered at or prior to the time of issuance of the first Security of such series.

                  The Trustee shall not be required to authenticate any Securities if it, being advised by counsel, determines that such action may not lawfully be taken, or the Trustee shall determine in good faith that such action would expose it to personal liability to existing Holders or if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                  If the Company shall establish pursuant to Section 3.1 that the Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute, and the Trustee shall, in accordance with this Section and a Company Order for the authentication and delivery of a Global Security or Securities of such series, authenticate and deliver one or more Global Securities that (i) shall represent and shall be denominated in an aggregate amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by such Global Security or Securities, and (ii) shall be registered in the name of the Depository for such Global Security or Securities or the nominee of such Depository.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature. Such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

                  Notwithstanding the foregoing, if any Security shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.9 together with a written statement (which need not comply with Section 1.2 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.

SECTION 3.4       Temporary Securities.

                  Pending the preparation of definitive Securities of any series, the Company may execute and deliver to the Trustee and, upon Company Order, the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Company executing such Securities may determine, as evidenced by their execution of such Securities. Such temporary Securities may be Global Securities.

                  If temporary Securities of any series are issued, the Company shall cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series of like tenor and aggregate principal amount upon surrender of the temporary Securities of such series at any office or agency of the Company designated pursuant to Section 10.2 without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor definitive Securities of the same series of authorized denominations of a like tenor and aggregate principal amount. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

SECTION 3.5       Registration; Registration of Transfer and Exchange.

                  With respect to each series of Securities, the Company shall cause to be kept at one of the offices or agencies to be maintained by the Company as provided in Section 10.2 a register (herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of that series of Securities and of transfers of that series of Securities. Such office or agency shall be the "Security Registrar" for that series of Securities. In the event that the Trustee shall not be the Security Registrar, the Security Register and the records of the Security Registrar relating to the performance of its duties as such shall be open for inspection by the Trustee at all reasonable times. The Trustee is hereby initially appointed as Security Registrar for each series of Securities.

                  Upon surrender for registration of transfer of any Security of any series at said office or agency for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series of any authorized denominations, of a like tenor and aggregate principal amount.

                  At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations, of a like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at any office or agency for such series. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  Notwithstanding the foregoing and except as otherwise provided in or pursuant to this Indenture, any Global Security shall be exchangeable pursuant to this Section or Sections 3.4, 3.6, 9.5, and 11.7 for Securities registered in the name of, and a transfer of a Global Security of any series may be registered to, any Person other than the Depository for such Security or its nominee only if (i) such Depository notifies the Company that it is unwilling or unable to continue as Depository for such Global Security or if at any time such Depository ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and the Company within 90 days after receiving such notice or becoming aware that the Depository is no longer so registered, does not appoint a successor Depository for such Global Security; (ii) the Company executes and delivers to the Trustee a Company Order to the effect that such Global Security shall be so exchangeable and the transfer thereof so registrable; or (iii) there shall have occurred and be continuing with respect to the Securities of such series, an Event of Default or an event which after notice or lapse of time would be an Event of Default. Upon the occurrence in respect of any Global Security of any series of any one or more of the conditions specified in clauses (i), (ii), or (iii) of the preceding sentence or such other conditions as may be specified as contemplated by Section 3.1 for such series, (A) such Global Security may be exchanged in accordance with the foregoing provisions of this Section for a Security which is not a Global Security and (B) in accordance with the foregoing provisions of this Section the transfer of such Global Security may be registered to such Persons (including Persons other than the Depository with respect to such series and its nominees) as such Depository shall designate. Notwithstanding any other provision of this Indenture, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Global Security shall also be a Global Security except for any Security authenticated and delivered in exchange for, or upon registration of transfer of, a Global Security pursuant to the preceding sentence.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitling the Holders thereof to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee or the Security Registrar for such series of Securities) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar (and, if so required by the Trustee, to the Trustee) duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges expressly provided in this Indenture to be made at the Company's own expense or without expense or without charge to Holders.

                  The Company shall not be required (i) to issue, register the transfer of or exchange any Security of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section
11.3 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION 3.6       Mutilated, Destroyed, Lost and Stolen Securities.

                  If there shall be delivered to the Company and the Trustee (i) a mutilated Security or evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new  Security  of any  series  issued  pursuant  to this
Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 3.7       Payment of Interest; Interest Rights Preserved.

                  Except as otherwise provided or contemplated by Section 3.1 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                  Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 3.8       Persons Deemed Owners.

                  The Company, the Trustee, any Paying Agent, any Authenticating Agent and any other agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.7) interest on such Security and for all other purposes whatsoever, whether or not any payment with respect to such Security be overdue, and neither the Company, the Trustee, any Paying Agent, any Authenticating Agent nor any other agent of the Company or the Trustee shall be affected by notice to the contrary.

                  None of the Company, the Trustee, any Paying Agent, any Authenticating Agent, or any other agent of the Company or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, and they shall be fully protected in acting or refraining from acting on any information provided by the Depository.

                  Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company, the Trustee, any Paying Agent, any Authenticating Agent, or any other agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by a Depository or impair the operation of customary practices governing the exercise of the rights of the Depository (or its nominee) as Holder of such Global Security.

SECTION 3.9       Cancellation.

                  All Securities surrendered for payment, redemption, registration of transfer or exchange, or for credit against any sinking fund payment shall, if surrendered to the Company, the Security Registrar, any Paying Agent, any Authenticating Agent or any other agent of the Company, be delivered to the Trustee and, if not already canceled, shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Security shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be destroyed unless otherwise directed by a Company Order and a certificate of such destruction shall be delivered to the Company and to the Trustee.

SECTION 3.10               Computation of Interest.

                  Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.


                                    ARTICLE 4
                           SATISFACTION AND DISCHARGE

SECTION 4.1       Satisfaction and Discharge of Securities of any Series.

                  The Company shall be deemed to have satisfied and discharged the entire indebtedness on all the Securities of any particular series and the Trustee, upon Company request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of such indebtedness, when

                  (1)      Either

                  (A) All Securities of such series theretofore authenticated and delivered (other than (i) Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and (ii) Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in the last paragraph of
         Section 10.3) have been delivered to the Trustee canceled or for cancellation; or

                  (B) All such Securities of such series not theretofore delivered to the Trustee canceled or for cancellation

                           (i)      Have become due and payable, or

                           (ii) Will  become  due and  payable  at their  Stated
                  Maturity within one year, or

                           (iii) Are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

         and the Company, in the case of (i), (ii), or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee canceled or for cancellation, including the principal of (and premium, if any) and interest on such Securities to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) The Company has paid or caused to be paid all other sums payable with respect to the Securities of such series;

                  (3) The Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all Securities of such series have been complied with.

SECTION 4.2       Satisfaction and Discharge of Indenture.

                  Upon  compliance by the Company with the provisions of Section
4.1 as to the satisfaction and discharge of each series of Securities issued hereunder, this Indenture shall cease to be of any further effect (except as otherwise provided herein). Upon Company Request (and at the expense of the Company), the Trustee shall execute proper instruments acknowledging satisfaction and discharge of this Indenture. In the event there are two or more Trustees hereunder, then the effectiveness of any such instrument shall be conditioned upon receipt of such instruments from all Trustees hereunder.

                  Notwithstanding the satisfaction and discharge of this Indenture, any obligations of the Company under Sections 6.6 and 6.11 and of the Trustee under Section 4.3 and the last paragraphs of Section 10.3 and Section 13.5, shall survive, and any obligations of the Company under Sections 3.5, 3.6, 6.8, and 10.2 with respect to the Securities of a series shall survive until the Maturity of such series.

SECTION 4.3       Application of Trust Money.

                  Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of all sums due and to become due with respect to Securities for which such money has been deposited for principal (and premium, if any) and interest; but such money need not be segregated from other funds except to the extent required by law.


                                    ARTICLE 5
                                    REMEDIES

SECTION 5.1       Events of Default; Defaults.

                  "Event of Default," wherever used herein, with respect to Securities of any series means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) Default in the payment of any interest on any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (2) Default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

                  (3) Default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

                  (4) Default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in the performance or the breach of which is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25 percent in principal amount of the Outstanding Securities of that series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) The entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (6) The commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the

         Company or of any substantial part of its property, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

                  (7) Any other  Event of Default  provided  pursuant to Section
         3.1 with respect to Securities of that series.

SECTION 5.2       Acceleration of Maturity; Rescission and Annulment.

                  If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25 percent in principal amount of the Outstanding Securities of that series may declare the principal (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal as may be specified in the terms of that series) of all the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal (or specified portion thereof) shall become immediately due and payable. Payment of principal and interest on such Securities shall remain subordinated to the extent provided in Article XIV notwithstanding that such amount shall become immediately due and payable as herein provided. Upon payment of such amount, all obligations of the Company in respect of the payment of principal of the Securities of such series shall terminate.

                  At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of not less than a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) The Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A) All overdue installments of interest on all Securities of that series,

                           (B) The  principal of (and  premium,  if any, on) any
                  Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Securities,

                           (C) To the extent  that  payment of such  interest is
                  lawful, interest upon overdue installments of interest at the rate or rates borne by or provided for in such Securities, and

                           (D) All sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) All Events of Default with respect to Securities of that series, other than the nonpayment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 5.3       Collection  of  Indebtedness  and  Suits  for  Enforcement  by
                  Trustee.

                  The Company covenants that if

                  (1) Default is made in the payment of any installment of interest on any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) Default is made in the payment of the principal of (or premium, if any, on) any Security of any series at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of Securities of such series, the whole amount then due and payable on Securities of such series for principal (and premium, if any) and interest, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate or rates borne by or provided for in such Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

                  If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of the Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or such Securities or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy.

SECTION 5.4       Trustee May File Proofs of Claim.

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any overdue principal, premium or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) To file and prove a claim for the whole amount of principal (or with respect to Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such Securities), and premium, if any, and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (ii) To collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.6.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 5.5       Trustee May Enforce Claims Without Possession of Securities.

                  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 5.6       Application of Money Collected.

                  Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 6.6;

                  SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

                  THIRD: The balance, if any, to the Person or Persons entitled thereto.

SECTION 5.7       Limitation on Suits.

                  No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (1) Such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to Securities of that series;

                  (2) The Holders of not less than 25 percent in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) Such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) The Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) No direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other such Holders or Holders of Securities of any other series, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 5.8 Unconditional Right of Holders to Receive Principal, Premium and Interest; Direct Action by Holders of Willamette Trust Securities.

                  Notwithstanding  any other  provision in this  Indenture,  the
Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.7) interest, if any, on such Security on the respective Stated Maturities specified in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder. In the case of Securities of a series issued to a Willamette Trust, any holder of the corresponding series of Willamette Trust Securities issued by such Willamette Trust shall have the right, upon the occurrence of an Event of Default described in Section 5.1(1) or 5.1(2), to institute a suit directly against the Company for enforcement of payment to such holder of principal of (premium, if any) and (subject to Section 3.7) interest on the Willamette Trust Securities having a principal amount equal to the aggregate Liquidation Amount (as defined in the Trust Agreement under which such Willamette Trust is formed) of such Willamette Trust Securities of the corresponding series held by such holder. In the case of Securities of a series issued to a Willamette Trust, the holders of a specified percentage of the corresponding series of Willamette Trust Securities shall have right to direct the taking of certain actions as provided in the applicable trust agreement governing such Willamette Trust.

SECTION 5.9       Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 5.10      Rights and Remedies Cumulative.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11      Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 5.12      Control by Holders.

                  The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

                  (1) Such direction shall not be in conflict with any rule of law, with this Indenture or with the Securities of any such series; and

                  (2) The Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 5.13      Waiver of Past Defaults.

                  The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may, on behalf of the Holders of all the Securities of such series, waive any past default hereunder with respect to such series and its consequences, except a default

                  (1) In the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series; or

                  (2) In respect of a covenant or  provision  hereof which under
         Article 9 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 5.14      Undertaking for Costs.

                  In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered, or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.

SECTION 5.15      Waiver of Stay or Extension Laws.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                    ARTICLE 6
                                   THE TRUSTEE

SECTION 6.1       Certain Rights of Trustee.

                  Subject to Sections 315(a) through 315(d) of the Trust Indenture Act:

                  (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) Any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (in each case, other than delivery of any Security to the Trustee for authentication and delivery pursuant to Section 3.3, which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) Whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by or pursuant to this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine, during business hours and upon reasonable notice, the books, records and premises of the Company, personally or by agent or attorney;

                  (g) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder or for any misconduct or negligence on the part of any Authenticating Agent; and

                  (h) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

SECTION 6.2       Notice of Defaults.

                  Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that except in the case of a default in the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 5.1(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 6.3       Not Responsible for Recitals or Issuance of Securities.

                  The recitals contained herein and in the Securities, except in the certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any

Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of the Securities or the proceeds thereof.

SECTION 6.4       May Hold Securities.

                  The Trustee, any Paying Agent, Authenticating Agent, Security Registrar or any other agent of the Trustee or the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 310(b) and 3011 of the Trust Indenture Act, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Authenticating Agent, Security Registrar or such other agent.

SECTION 6.5       Money Held in Trust.

                  Except as provided in Section 10.3, money held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 6.6       Compensation and Reimbursement.

                  The Company agrees:

                  (1) To pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) Except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel and any Authenticating Agent), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) To indemnify the Trustee and its agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder.

                  As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on Securities.

SECTION 6.7       Corporate Trustee Required; Eligibility.

                  There shall at all times be a Trustee hereunder which shall be a corporation permitted by the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act and that has a combined capital and surplus (which may be determined pursuant to Section 310(a)(2) of the Trust Indenture Act) of at least $20,000,000. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 6.8       Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 6.9.

                  (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

                  (d)      If at any time:

                  (1) The Trustee shall cease to be eligible under Section 6.7 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security of such series for at least six months; or

                  (2) The Trustee shall (a) become incapable of acting with respect to any series of Securities or (b) be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Company by or pursuant to a Board Resolution may remove the Trustee with respect, in the case of (a) above, to the Securities of such series, and, in the case of (b) above, to all Securities or (ii) any Holder who has been a bona fide Holder, in the case of (a) above, of a Security of such series and, in the case of (b) above, of any security, for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to such series or all Securities, as the case may be.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.9. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.9, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities of such series and accepted appointment in the manner required by Section 6.9, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 6.9       Acceptance of Appointment by Successor.

                  (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 6.6.

                  (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and, upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall, with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture other than as hereinafter set forth, and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, subject nevertheless to its claim, if any, provided for in Section 6.6.

                  (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                  (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 6.10      Merger, Conversion, Consolidation or Succession to Business.


                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 6.11      Appointment and Qualification of Authenticating Agent.

                  At any time when any of the Securities remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate and deliver Securities of that or those series issued upon original issue, exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.6, and Securities so authenticated and delivered shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated and delivered by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.

                  Each such Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation that would be permitted by the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act, is authorized under applicable law and its charter to act as an Authenticating Agent and has a combined capital and surplus (which may be determined pursuant to Section 310(a)(2) of the Trust Indenture Act) of at least $20,000,000. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any  corporation  into which any  Authenticating  Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of any Authenticating Agent, shall continue to be the Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  Any Authenticating Agent may resign at any time by giving written notice of resignation to the Trustee and to the Company. The Trustee at any time may, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee promptly shall, terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon such a resignation or termination, the Trustee may appoint a successor Authenticating Agent which must be acceptable to the Company and shall mail notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve as the names and addresses of such Holders appear in the Security Register. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to reimbursement for such payments in accordance with the provisions of Section 6.6. The provisions of Sections 1.4, 3.8, 6.1, 6.3, and 6.6(3) shall also be applicable to any Authenticating Agent.

                  If an appointment with respect to one or more series of Securities is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                  This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                   ------------------------------------------,
                                   as Trustee


                                   By  ---------------------------------------
                                                     as Authenticating Agent
                                                     for the Trustee

                                   By  ---------------------------------------
                                                     Authorized Officer


                                    ARTICLE 7
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 7.1       Company to Furnish Trustee Names and Addresses of Holders.

                  In accordance with Section 312(a) of the Trust Indenture Act, the Company will furnish or cause to be furnished to the Trustee with respect to the Securities of each series (a) semi-annually, either (i) not later than June 30 and December 31 in each year in the case of Original Issue Discount Securities which by their terms bear interest only after Maturity, or (ii) not later than 15 days after each Regular Record Date in the case of Securities of any other series, if and so long as Securities of such series are Outstanding, and (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require containing all the information in the possession or control of the Company, or any of its Paying Agents other than the Trustee, as to the names and addresses of the Holders of such series; provided, however, that no such list need be furnished if the Trustee shall be the Security Registrar. Any such list shall be dated as of a date not more than 15 days prior to the time such information is furnished or caused to be furnished and need not include information received after such date; provided, however, that with respect to any list furnished pursuant to subclause (a)(ii) above, any such list shall be dated as of the Regular Record Date.

SECTION 7.2       Preservation of Information; Communications to Holders.

                  The Trustee shall comply with the obligations imposed upon it pursuant to Section 312 of the Trust Indenture Act.

                  Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Paying Agent nor any Security Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

SECTION 7.3       Reports by Trustee.

                  (a) Within 60 days after February 1 of each year, if required by Section 313(a) of the Trust Indenture Act, the Trustee shall transmit, pursuant to Section 313(c) of the Trust Indenture Act, a brief report dated as of such -------------- with respect to any of the events specified in said
Section 313(a) which may have occurred since the later of the immediately preceding -------------- and the date of this Indenture.

                  (b) The Trustee shall transmit the reports required by Section 313(b) of the Trust Indenture Act at the times specified therein.

                  (c) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and 313(d) of the Trust Indenture Act.

SECTION 7.4       Reports by Company.

                  The Company, pursuant to Section 314(a) of the Trust Indenture Act, shall:

                  (1) File with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or
         Section  15(d)  of the  Securities  Exchange  Act of 1934;  or,  if the
         Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (2) File with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (3) Transmit to the Holders within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in
         Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.


                                    ARTICLE 8
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 8.1       Company May Consolidate, Etc., Only on Certain Terms.

                  The Company shall not consolidate with or merge into any other corporation or convey, transfer, or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or to convey, transfer, or lease its properties and assets substantially as an entirety to the Company, unless:

                  (1) In case the Company shall consolidate with or merge into another corporation or convey, transfer, or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States, any State thereof, or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2) Immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or the Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

                  (3) If, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by Section 10.5, the Company or such successor corporation, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

                  (4) Either the Company or the successor corporation shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger (other than a merger with a Restricted Subsidiary in which the Company is the surviving corporation), conveyance, transfer, or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 8.2       Successor Corporation Substituted.

                  Upon any consolidation or merger or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 8.1, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein; and thereafter, except in the case of a lease, the predecessor corporation shall be released from all obligations and covenants under this Indenture and the Securities.


                                    ARTICLE 9
                             SUPPLEMENTAL INDENTURES

SECTION 9.1       Supplemental Indentures Without Consent of Holders.

                  Without the consent of any Holders, the Company (when authorized by or pursuant to a Board Resolution) and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) To evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (2) To add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                  (3) To add any additional Events of Default with respect to all or any series of Securities (as shall be specified in such supplemental indenture); or

                  (4) To add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

                  (5) To change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                  (6)      To secure the Securities; or

                  (7) To establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.1; or

                  (8) To evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.9; or

                  (9) To identify indebtedness constituting Senior Debt as contemplated by Section 1.1; or

                  (10) To cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

SECTION 9.2 Supplemental Indentures with Consent of Holders.

                  With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company (when authorized by or pursuant to a Board Resolution) and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) Change the Stated Maturity of the principal of, or any premium or installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
         Section 5.2, or change the Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or change the provisions made for the defeasance of any Security or the defeasance of any covenant applicable to any Security; or

                  (2) Reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

                  (3) Modify any of the provisions of this Section, Section 5.13 or Section 10.9, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

                  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 9.3       Execution of Supplemental Indentures.

                  As a condition to executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 315 of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that such supplemental indenture, when executed and delivered by the Company, will constitute a valid and binding obligation of the Company in accordance with its terms. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.4       Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of an Security theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 9.5       Reference in Securities to Supplemental Indentures.

                  Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series without charge to the Holders.


                                   ARTICLE 10
                                    COVENANTS

SECTION 10.1      Payment of Principal, Premium and Interest.

                  The Company will duly and punctually pay the principal of (and premium, if any) and interest, if any, on the Securities of each series in accordance with the terms of the Securities of such series and this Indenture.

SECTION 10.2     Maintenance of Office or Agency.

                  The Company will maintain an office or agency in each Place of Payment for any series of Securities where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. Unless otherwise designated by the Company in written notice to the Trustee, the Place of Payment shall be the Borough of Manhattan, City of New York, New York, and such office or agency in such Place of Payment shall be the Corporate Trust Office of the Trustee therein. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee and, effective at that time, the Company hereby appoints the Trustee as its agent to receive all presentations, surrenders, notices and demands under this Indenture.

                  The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, City of New York, New York) where the Securities of one or more series may be presented or surrendered for any of or all the purposes specified above in this Section, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 10.3               Money for Securities Payments to Be Held in Trust.

                  If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay such principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with any Paying Agent for that series a sum sufficient to pay such principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) Hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) Give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

                  (3) At any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company, mail to the Holders at their addresses as set forth in the Security Register, or cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation at each Place of Payment with respect to Securities of such series, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 10.4      Corporate Existence.

                  Subject to Article 8, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and material franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 10.5      Restrictions on Secured Debt.

                  After the date hereof, the Company will not itself, and will not permit any Restricted Subsidiary to, create, incur, issue, assume or guarantee any loans, whether or not evidenced by negotiable instruments or securities, or any notes, bonds, debentures or other similar evidences of indebtedness for money borrowed (such loans, and such notes, bonds, debentures or other similar evidences of indebtedness for money borrowed being hereinafter in this Section called "Debt"), secured by pledge of, or mortgage or lien on, any Principal Property of the Company or any Restricted Subsidiary or any shares of Capital Stock of or Debt of any Restricted Subsidiary (such mortgages, pledges and liens being hereinafter in this Section called "Mortgage" or "Mortgages"), without effectively providing that the Securities (together with, if the Company shall so determine, any other Debt of the Company or such Restricted Subsidiary then existing or thereafter created which is not subordinate to the Securities) shall be secured equally and ratably with (or, at the option of the Company, prior to) such secured Debt, so long as such secured Debt shall be so secured, unless, after giving effect thereto, the aggregate amount of all Debt secured by Mortgages plus all Attributable Debt of the Company and its Restricted Subsidiaries with respect to sale and leaseback transactions to which Section 10.6 is applicable would not exceed 10 percent of Consolidated Net Tangible Assets; provided, however, that this Section 10.5 shall not apply to, and there shall be excluded from Debt secured by Mortgages in any computation under this Section 10.5 or Section 10.6, Debt secured by:

                  (1)  Mortgages  on  property  of, or on any  shares of Capital
         Stock of or Debt of, any corporation existing at the time such corporation becomes a Restricted Subsidiary;

                  (2) Mortgages in favor of the Company or any Restricted Subsidiary;

                  (3) Mortgages in favor of any governmental body to secure progress, advance or other payments pursuant to any contract or provision of any statute;

                  (4) Mortgages on property, shares of Capital Stock or Debt existing at the time of acquisition thereof, or to secure the payment of all or any part of the purchase price thereof or construction thereon or to secure any Debt incurred prior to, at the time of, or within 180 days after the later of the acquisition of such property, shares of Capital Stock or Debt or the completion of construction for the purpose of financing all or any part of the purchase price thereof or construction thereon; provided, however, that if such financing is in connection with the acquisition of any Timberlands, and the Board of Directors has determined, within 180 days of such acquisition, the Company will seek such financing (from a lender or investor not including the Company or any Subsidiary), then the applicable Mortgage shall be deemed to be included in this Clause (4) if such Mortgage is created within a further 180 days after the end of such first 180-day period.

                  (5) Mortgages securing obligations issued by a State, territory or possession of the United States, or any political subdivision of any of the foregoing, or the District of Columbia, to finance the acquisition or construction of property, and on which the interest is not, in the opinion of tax counsel of recognized standing or in accordance with a ruling issued by the Internal Revenue Service, includable in gross income of the holder by reason of Section 103(a) of the Internal Revenue Code of 1986, as amended (or any successor to such provision), as in effect at the time of the issuance of such obligations; or

                  (6) Any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Mortgage referred to in the foregoing Clauses (1) through (5), inclusive; provided, however, that such extension, renewal or replacement Mortgage shall be limited to all or part of the same property, shares of Capital Stock or Debt that secured the Mortgage extended, renewed or replaced (plus improvements on such property).

                  For purposes of this Section 10.5 and Sections 10.6 and 10.7, an "acquisition" of property (including real, personal or intangible property or shares of Capital Stock or Debt) shall include any transaction or series of transactions by which the Company or a Restricted Subsidiary acquires, directly or indirectly, an interest, or an additional interest (to the extent thereof), in such property, including without limitation an acquisition of an interest in, a Person owning an interest in such property.

SECTION 10.6      Restrictions on Sales and Leasebacks.

                  After the date hereof, the Company will not itself, and will not permit any Restricted Subsidiary to, enter into any transaction with any bank, insurance company or other lender or investor, or to which any such bank, company, lender or investor is a party, providing for the leasing by the Company or a Restricted Subsidiary of any Principal Property which has been or is to be sold or transferred by the Company or any Restricted Subsidiary to such bank, company, lender or investor, or to any person to whom funds have been or are to be advanced by such bank, company, lender or investor on the security of such Principal Property (herein referred to as a "sale and leaseback transaction") unless, after giving effect thereto, the aggregate amount of all Attributable Debt with respect to such sale and leaseback transactions plus all Debt secured by Mortgages to which Section 10.5 is applicable would not exceed 10 percent of Consolidated Net Tangible Assets, provided, however, that this
Section 10.6 shall not apply to, and there shall be excluded from Attributable Debt in any computation under this Section 10.6 or Section 10.5, Attributable Debt with respect to any sale and leaseback transaction if:

                  (1) The lease in such sale and leaseback transaction is for a period, including renewal rights, of not in excess of three years;

                  (2) The Company or a Restricted Subsidiary, within 180 days after the sale or transfer shall have been made by the Company or by a Restricted Subsidiary, applies an amount equal to the greater of the net proceeds of the sale of the Principal Property leased pursuant to such arrangement or the fair market value of the Principal Property so leased at the time of entering into such arrangement (as determined in any manner approved by the Board of Directors) to (a) the retirement of Funded Debt of the Company ranking on a parity with or senior to the Securities, or the retirement of Funded Debt of a Restricted Subsidiary; provided, however, that the amount to be applied to the retirement of such Funded Debt of the Company or a Restricted
         Subsidiary shall be reduced by (i) the principal amount of any Securities (or other notes or debentures constituting such Funded Debt) delivered within such 180-day period to the Trustee or other applicable trustee for retirement and cancellation (for purposes of making such calculation, the principal amount of Original Issue Discount Securities so retired or canceled shall mean the portion thereof that could have been declared due and payable pursuant to Section 5.2 at the time retired and canceled) and (ii) the principal amount of such Funded Debt, other than items referred to in the preceding Clause (i), voluntarily retired by the Company or a Restricted Subsidiary within 180 days after such sale; and provided, further, that, notwithstanding the foregoing, no retirement referred to in this Clause (a) may be effected by payment at maturity or pursuant to any mandatory sinking fund payment or any mandatory prepayment provision, or (b) the purchase of other property which will constitute Principal Property having a fair market value, in the opinion of the Board of Directors, at least equal to the fair market value of the Principal Property leased in such sale and leaseback transaction;

                  (3) Such sale and leaseback transaction is entered into prior to, at the time of, or within 180 days after the later of the acquisition of the Principal Property or the completion of construction thereon; provided, however, that if such transaction is in connection with the acquisition of any Timberlands, and the Board of Directors of the Company has determined, within 180 days of such acquisition, that the Company will seek to enter into such transaction (with a lender or investor not including the Company or any Subsidiary), then such transaction shall be deemed to be included in this Clause (3) if such transaction is entered into within a further 180 days after the end of such first 180-day period;

                  (4) The lease in such sale and leaseback transaction secures or relates to obligations issued by a State, territory or possession of the United States, or any political subdivision of any of the foregoing, or the District of Columbia, to finance the acquisition or construction of property, and on which the interest is not, in the opinion of tax counsel of recognized standing or in accordance with a ruling issued by the Internal Revenue Service, includable in gross income of the holder by reason of Section 103(a) of the Internal Revenue Code of 1986, as amended (or any successor to such provision), as in effect at the time of the issuance of such obligations; or

                  (5) Such sale and leaseback transaction is entered into between the Company and a Restricted Subsidiary or between Restricted Subsidiaries.

SECTION 10.7      Restrictions on Funded Debt of Restricted Subsidiaries.

                  The Company will not permit any Restricted Subsidiary to create, incur, issue, assume or guarantee any Funded Debt unless, after giving effect thereto, the aggregate principal amount of all such Funded Debt of all Restricted Subsidiaries would not exceed 10 percent of Consolidated Net Tangible Assets; provided, however, that this Section 10.7 shall not apply to and there shall be excluded from Funded Debt in any computation under this Section 10.7:

                  (1)  Funded  Debt  owed  to  the   Company  or  a   Restricted
         Subsidiary;

                  (2) Funded Debt secured by Mortgages permitted under Section 10.5;

                  (3) Funded Debt of any corporation existing at the time such corporation becomes a Restricted Subsidiary;

                  (4) Funded Debt of any Person outstanding at the time of its acquisition, or the acquisition of substantially all its assets, by such Restricted Subsidiary;

                  (5) Funded Debt constituting Attributable Debt permitted under
         Section 10.6; or

                  (6) Any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of not more than an equal principal amount of any Funded Debt (or any other indebtedness which at the time of its creation was Funded Debt) referred to in the foregoing Clauses (1) through (5), inclusive.

SECTION 10.8      Statement by Officers as to Default.

                  The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions, and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 10.9      Waiver of Certain Covenants.

                  The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 10.5 to 10.7, inclusive, with respect to the Securities of any series if before or after the time for such compliance the Holders of not less than a majority in principal amount of the Securities of such series at the time Outstanding shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.


                                   ARTICLE 11
                            REDEMPTION OF SECURITIES

SECTION 11.1      Applicability of Article.

                  Redemption of Securities of any series at the election of the Company as permitted or required by the terms of such Securities shall be made in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article.

SECTION 11.2      Election to Redeem; Notice to Trustee.

                  The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount and tenor of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

SECTION 11.3      Selection by Trustee of Securities to Be Redeemed.

                  If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Securities of such series; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security not redeemed to less than the minimum authorized denomination for Securities of that series. If the Securities to be redeemed consist of Securities having different Stated Maturities or different rates of interest (or methods of computing interest), then the Company may, by written notice to the Trustee, direct that the Securities of such series to be redeemed shall be selected from among groups of such Securities having specified Stated Maturities or rates of interest (or methods of computing interest) and the Trustee shall thereafter select the particular Securities to be redeemed in the manner set forth above from among the groups of such Securities so specified.

                  The Trustee shall promptly notify the Company and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 11.4      Notice of Redemption.

                  Notice of redemption  shall be given in the manner provided in
Section 1.6, not less than 30 nor more than 60 days prior to the Redemption Date, unless a shorter period is specified in the Securities to be redeemed, to each Holder of Securities to be redeemed.

                  All notices of redemption shall state:

                  (1)      The Redemption Date;

                  (2)      The Redemption Price;

                  (3) If less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;

                  (4) That, on the Redemption Date, the Redemption Price will become due and payable upon each such Security or portion thereof to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

                  (5) The place or places where such Securities are to be surrendered for payment of the Redemption Price; and

                  (6) That the redemption is for a sinking fund, if such is the case.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 11.5      Deposit of Redemption Price.

                  On or prior to any Redemption Date, the Company shall deposit in trust with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest, if any, on, all the Securities or portions thereof which are to be redeemed on that date.

SECTION 11.6      Securities Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more
Predecessor Securities, registered as such at the close of business on the Regular Record Dates therefor according to their terms and the provisions of
Section 3.7.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate or rates prescribed therefor in such Security.

SECTION 11.7      Securities Redeemed in Part.

                  Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to 10.2 (with, if the Company, the Trustee or the Security Registrar so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Trustee or the Security Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of like tenor and of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Global Security is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depository for such Global Security, without service charge, a new Global Security in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Security so surrendered.


                                   ARTICLE 12
                                  SINKING FUNDS

SECTION 12.1      Applicability of Article.

                  The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

                  The minimum amount of any sinking fund payment provided for by the terms of the Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 12.2      Satisfaction of Sinking Fund Payments with Securities.

                  The Company may, in satisfaction of all or any part of any sinking fund payment with respect to the Securities of any series to be made pursuant to the terms of such Securities, (1) deliver Outstanding Securities of such series (other than any previously called for redemption) and (2) apply as a credit Securities of such series which have been redeemed (or called for redemption and for which the Redemption Price, together with accrued interest, if any, has been deposited pursuant to Section 11.5) either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 12.3      Redemption of Securities for Sinking Fund.

                  Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 12.2, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be credited and not theretofore so delivered. If such Officers' Certificate shall specify an optional amount be added to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified. Not less than 45 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in
Section 11.4. The Company shall deposit the amount of cash, if any, required for such sinking fund payment in the manner provided in Section 11.5. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.6 and 11.7.


                                   ARTICLE 13
                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 13.1      Applicability   of   Article;   Company's   Option  to  Effect
                  Defeasance or Covenant Defeasance.


                  If pursuant to Section 3.1 provision is made for either or both of (a) defeasance of the Securities of a series under Section 13.2 or (b) covenant defeasance of the Securities of a series under Section 13.3, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article 13, shall be applicable to the Securities of such series, and the Company may at its option by Board Resolution, at any time, with respect to the Securities of such series, elect to have either Section 13.2 (if applicable) or Section 13.3 (if applicable) be applied to the Outstanding Securities of such series upon compliance with the conditions set forth below in this Article 13.

SECTION 13.2      Defeasance and Discharge.

                  Upon the Company's  exercise of the above option applicable to this Section with respect to defeasance of the Outstanding Securities of a particular series, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series on and after the date the conditions precedent set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Securities of such series to receive, solely from the trust fund described in Section 13.4 as more fully set forth in such Section, payments as set forth therein, (B) the Company's obligations with respect to such Securities under Sections 3.4, 3.5, 3.6, 6.8, 10.2, and 10.3 and such obligations as shall be ancillary thereto, (C) the rights, powers, trusts, duties, immunities, indemnities, and other provisions in respect of the Trustee hereunder, and (D) this Article 13. Subject to the compliance with this Article 13, the Company may exercise its option under this Section 13.3 notwithstanding the prior exercise of its option under Section 13.3 with respect to the Securities of such series.

SECTION 13.3      Covenant Defeasance.

                  Upon the Company's exercise of the above option applicable to this Section with respect to covenant defeasance of the Outstanding Securities of a particular series, the Company shall be released from its obligations under Sections 8.1, 10.5, 10.6, and 10.7 (and any other covenant applicable to such Securities that is determined pursuant to Section 3.1 to be subject to covenant defeasance under this Section 5.1) and the occurrence of an event specified in Clause (4) of Section 5.1 with respect to any of Sections 8.1, 10.5, 10.6, or
10.7 or (and any other Event of Default applicable to such Securities that is determined pursuant to Section 3.1 to be subject to covenant defeasance under this Section) shall not be deemed to be an Event of Default with respect to the Outstanding Securities of such series on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition, or limitation set forth in any such Section or Clause whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Clause or by reason of any reference to any such Section or Clause to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 13.4      Conditions to Defeasance or Covenant Defeasance.

                  The following shall be the conditions precedent to application of either Section 13.2 or Section 13.3 to the Outstanding Securities of a particular series:

                  (1) The Company shall  irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.7 who shall agree to comply with the provisions of this Article 13 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or
         (C) a combination thereof,  sufficient,  without  reinvestment,  in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereto delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of and any premium and interest on the Outstanding Securities of such series on the Stated Maturity of such principal, premium, or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the day on which such payments are due in accordance with the terms of this Indenture and of such Securities. Before such a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with Article 11, which shall be given effect in applying the foregoing. For this purpose, "Government Obligations" means (A) with respect to any series of Securities the principal of and any premium and interest on which are payable in U.S. dollars securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933) as custodian with respect to any such Government Obligation or a specific payment of principal of or interest on any such Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of principal of or interest on the Government Obligation evidenced by such depository receipt and (B) with respect to any other series of Securities, the meaning specified therefor pursuant to Section 3.1.

                  (2) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing (A) on the date of such deposit or (B) insofar as subsections (5) and (6) are concerned, at any time during the period ending on the 90th day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit (it being understood that the condition in this condition shall not be deemed satisfied until the expiration of such period).

                  (3) Such defeasance or covenant defeasance shall not (A) cause the Trustee for the Securities of such series to have a conflicting interest as provided in the Trust Indenture Act with respect to any securities of the Company or (B) result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended.

                  (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

                  (5) In the case of an election under Section 13.2, the Company shall have delivered to the Trustee an Opinion of Counsel stating that
         (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain, or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner, and at the same times as would have been the case if such defeasance had not occurred.

                  (6) In the case of an election under Section 13.3, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain, or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner, and at the same times as would have been the case if such covenant defeasance had not occurred.

                  (7) Such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions, or limitations which may be imposed on the Company in connection therewith pursuant to
         Section 3.1.

                  (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 13.2 or the covenant defeasance under Section 13.3 (as the case may be) have been complied with.

                  (9) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that the Securities of such series, if listed on any securities exchange, will not be delisted as a result of such deposit.

SECTION 13.5 Deposited Money and Government Obligations to be Held in Trust; Other Miscellaneous Provisions.

                  Subject to the provisions of the last paragraph of Section 10.3, all money and Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively, for purposes for this Section 13.5, the "Trustee") pursuant to Section 13.4 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (but not including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal, premium, and interest, but such money need not be segregated from other funds except to the extent required by law.

                  The Company shall pay and indemnify the Trustee against any tax, fee, or other charge imposed on or assessed against the money or Government Obligations deposited pursuant to Section 13.4 or the principal and interest received in respect thereof.

                  Anything herein to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations held by it as provided in Section 13.4 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

SECTION 13.6      Reinstatement.

                  If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 13.2 or 13.3 with respect to the Securities of any series by reason of any order or judgment of any court or governmental authority enjoining, restraining, or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Article 13 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 13.2 or 13.3; provided, however, that if the Company makes any payment of the principal of or any premium or interest on any such Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.


                                   ARTICLE 14
                           SUBORDINATION OF SECURITIES

SECTION 14.1      Securities Subordinate to Senior Debt.

                  The Company for itself and its successors covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that the indebtedness represented by the Securities and the payment of the principal of and interest on each and all of the Securities are hereby expressly subordinated to the extent and in the manner hereinafter set forth in this Article to the prior payment in full of all Senior Debt.

                  This Article 14 shall constitute a continuing offer and inducement to all Persons who become holders of, or continue to hold, Senior Debt. The provisions of this Article 14 are made for the benefit of the holders of Senior Debt each of whom is an obligee hereunder and is entitled to enforce such holders' rights hereunder, without any act or notice of acceptance hereof or reliance hereon. No amendment, modification, or discharge of any provision of this Article 14 (as the same may be supplemented by any indenture supplemental hereto prior to the issuance of any Securities) shall be effective against any holder of Senior Debt unless expressly consented to in writing by such holder. The provisions of this Article 14 apply notwithstanding anything to the contrary contained in the Securities or this Indenture.

SECTION 14.2      Payment Over of Proceeds Upon Dissolution, Etc.

                  In the event of any liquidation, dissolution, winding up, or reorganization of the Company (whether voluntary or involuntary and whether in insolvency or receivership proceedings, or upon an assignment for the benefit of creditors or any other marshalling of assets or liabilities of the Company or otherwise) (each such event, if any, herein sometimes referred to as a "Proceeding"), the Company and each Holder of a Security, by his acceptance thereof, covenant and agree that:

                  (1) all Senior Debt shall first be paid in full, before any payment or distribution is made upon the principal of or interest on the Securities;

                  (2) any payment or distribution of assets of the Company or from the estate created by the commencement of any such Proceeding, whether in cash, property, or securities, to which the Holders of Securities would be entitled but for the provisions of this Article
         (including any payment or distribution which may be payable or deliverable to Holders of the Securities made in respect of any indebtedness of the Company subordinated to the payment of the Securities, such payment or distribution being hereinafter referred to as a "Junior Subordinated Payment") shall be paid or delivered by the Company or any receiver, trustee in bankruptcy, liquidating trustee, agent, or other Person making such payment or distribution, directly to the holders of Senior Debt or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Debt may have been issued, as their respective interests may appear, to the extent necessary to pay in full all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt, before any payment or distribution is made to the Holders of the Securities; and

                  (3) in the event that any payment or distribution of cash, property, or securities shall be received by the Holder of any Security in contravention of subsection (1) or (2) of this Section 14.2 (including any Junior Subordinated Payment) before all Senior Debt is paid in full such payment or distribution shall be held for the benefit of and paid over to the holders of such Senior Debt or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any Senior Debt may have been issued, as their respective interests may appear, to the extent necessary to pay in full all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of Senior Debt.

                  The Company shall give prompt written notice to the Holders of the Securities of any dissolution, winding-up, liquidation, or reorganization of the Company or any assignment for the benefit of creditors.

                  The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the sale, conveyance, or lease of all of its properties to another corporation shall not be deemed a dissolution, winding-up, liquidation, or reorganization for the purposes of this
Section if such other corporation shall, as a part of such consolidation, merger, sale, conveyance, or lease, expressly assume the due and punctual payment of the principal of and interest on the Securities, according to their tenor, and the due and punctual performance of every covenant of the Securities and this Indenture on the part of the Company to be performed or observed.

SECTION 14.3      No Payment When Senior Debt in Default.

                  The Company shall not make any payment with respect to the Securities if and so long as any Senior Debt is or becomes due and payable (whether at maturity, for an installment of principal or interest, upon acceleration, for mandatory prepayment, or otherwise) and remains unpaid after the date the same is due and payable. A payment with respect to the Securities shall include, without limitation, payment of principal and interest on the Securities, the purchase of the Securities by the Company and any other payment.

SECTION 14.4      Payment Permitted If No Default.

                  Except as expressly provided in this Article 14, nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall affect the obligation of the Company to make payments of the principal of or interest on the Securities at any time in accordance with the provision of the Indenture.

SECTION 14.5      Subrogation to Rights of Holders of Senior Debt.

                  Subject to and only after the payment in full of all Senior Debt at the time outstanding, the Holders of the Securities shall be subrogated to the rights of the holders of Senior Debt (to the extent of payments or distributions previously made to such holders of Senior Debt pursuant to the provisions of Section 14.2 and equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to indebtedness of the Company to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to receive payments or distribution of assets of the Company applicable to the Senior Debt until amounts owing on the Securities shall be paid in full. No payments or distributions to the holders of the Senior Debt of any cash, property, or securities to which the Holders of the Securities would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Debt by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Debt and the Holders of the Securities, be deemed to be a payment by the Company to or for the account of the holders of Senior Debt.

SECTION 14.6      Provisions Solely to Define Relative Rights.

                  The provisions of this Article are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Senior Debt on the other hand.

Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair the obligation of the Company, which is absolute and unconditional to pay to the Holders of the Securities (subject to the rights of the holders of Senior Debt) the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of Senior Debt; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article, of the holders of Senior Debt to receive cash, property, or securities of the Company received upon the exercise of any such remedy.

SECTION 14.7      Holders   of   Senior   Debt   and   Trustee   to   Effectuate
                  Subordination.

                  Each Holder of a Security by its acceptance thereof, if and so long as payment with respect to the Security is prohibited under this Article, irrevocably authorizes and empowers (but without imposing any obligation on, or any duty to the Holder from) each holder of Senior Debt at any time outstanding and such holder's representatives, to demand, sue for, collect, receive and receipt for the Holder's payments and distributions in respect of the Securities (including, without limitation, all payments and distributions which may be payable or deliverable pursuant to the terms of any indebtedness subordinated to the Securities) which are required to be paid or delivered to the holders of Senior Debt as provided in this Article and to file and prove all claims therefor and take all such other action (including the right to vote, file, and prove claims respecting any indebtedness subordinated to the Securities) in the name of the Holder, or otherwise, as such holder of Senior Debt or such holder's representatives, may determine to be necessary or appropriate for the enforcement of the provisions of this Article.

                  Each Holder of a Security by his acceptance thereof also authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this
Article 14.

SECTION 14.8      No Waiver of Subordination Provisions.

                  No right of any present or future holder of any Senior Debt of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or the Holder of any Security or by any act or failure to act, by any such holder, or by any noncompliance by the Company or the Holder of any Security with the terms, provisions, and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. No provision of any supplemental indenture that affects the superior position of the holders of Senior Debt shall be effective against the holders of Senior Debt who have not consent thereto.

                  The holders of Senior Debt may extend, renew, modify, or amend the terms of the Senior Debt or any security therefor or guaranty thereof and release, sell, or exchange or enforce such security or guaranty or elect any right or remedy, or delay in enforcing or release any right or remedy and otherwise deal freely with the Company all without notice to the Holders of the Securities and all without affecting the liabilities and obligations of the Holders of the Securities, even if any right of reimbursement or subrogation or other right or remedy of the Holders of the Securities is extinguished, affected, or impaired thereby.

SECTION 14.9      Notice to Trustee; Notice to Company.

                  The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Unless and until written notice shall be received by a Responsible Officer of the Trustee from any holder of Senior Debt notifying the Trustee of the existence of one or more of the circumstances which would prohibit the making of any payment with respect to the Securities under the provisions of Section 14.3 and stating that it is a "Notice of Senior Debt Default," the Trustee shall be entitled to assume that no such circumstances exist.

                  Any funds deposited with or collected by the Trustee in respect of the Securities shall be subject to the provisions of this Article, except that, if immediately prior to the date on which by the terms of the Securities any such funds may become payable for any purpose (including, without limitation, the payment of either the principal of or the interest on the Securities), the Trustee shall not have received with respect to such funds the Notice of Senior Debt Default provided for in this Section, then the Trustee shall have full power and authority to receive such funds and to apply the same to the purpose for which they were received and shall not be affected with respect to such funds by any Notice of Senior Debt Default to the contrary which may be received by the Trustee on or after such date.

                  Any notice required or permitted to be given to the Trustee by a holder of Senior Debt shall be in writing and shall be sufficient for every purpose hereunder if in writing and either (i) sent via facsimile to the Trustee, the receipt of which shall be confirmed via telephone, or (ii) mailed, first-class, postage prepaid, or sent by overnight carrier, to the Trustee addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address furnished in writing to such holder of Senior Debt by the Trustee.

                  Subject to the provisions of Section 6.1 hereof, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Debt (or a trustee, fiduciary, or agent therefor) to establish that such notice has been given by a holder of Senior Debt or a trustee, fiduciary, or agent therefor. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

                  Notwithstanding anything else contained herein, no notice, request, or other communication to or with the Trustee shall be deemed given unless received by a Responsible Officer at the Trustee's principal corporate trust office.

                  The Trustee and any Holder shall promptly advise the Company of any notice, presentation, or demand, as the case may be, received by the Trustee or such Holder from holders of Senior Debt.

SECTION 14.10     Reliance  on  Judicial  Order or  Certificate  of  Liquidating
                  Agent.

                  Upon any payment or distribution of assets of the Company referred to in Section 14.2, the Trustee, subject to the provisions of Section
6.1 hereof, and the Holders of the Securities shall be entitled to rely upon a certificate of the trustee in bankruptcy, receiver, liquidating trustee, agent, or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon, and all other facts pertinent thereto or to this Article.

SECTION 14.11     Trustee  and  Holders  Not  Fiduciaries  for Holders of Senior
                  Debt.

                  The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and it undertakes to perform or observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property, or securities to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise.

                  The Holder of a Security owes no fiduciary duty to the holders of Senior Debt and the Holders undertake to perform or to observe only such covenants and obligations as are specifically set forth in this Indenture and no implied covenants and obligations with respect to holders of Senior Debt shall be read into this Indenture against the Holders.

SECTION 14.12 Rights of Trustee as Holder of Senior Debt; Preservation of Trustee's Rights.

                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

                  Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.6 hereof.

SECTION 14.13     Article Applicable to Paying Agents.

                  In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee.

                                      * * *

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                       WILLAMETTE INDUSTRIES, INC.

[SEAL]                                 By --------------------------------------


Attest: ------------------


                                       -----------------------------------------
                                       as Trustee

[SEAL]
                                       By



Attest: ------------------

STATE OF OREGON           )
                          ) ss
COUNTY OF MULTNOMAH       )

                  On this --- day of --------------, 1997, before me, a Notary Public in and for said County and State, personally appeared the within named ---------------------------- and ----------------------------, to me known, who being first duly and severally sworn did say that he, said ----------------------------, is ----------------------------, and that he, said
----------------------------,   is  ----------------------------  of  WILLAMETTE
INDUSTRIES, INC., one of the corporations described in and which executed the above instrument; that the seal affixed to the foregoing instrument is the seal of said corporation; that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors; and that ---------------------------- and ---------------------------- acknowledged the execution of said instrument to be the free act and deed of said corporation.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the date first hereinabove written.


                                         ---------------------------------------
[SEAL]                        Notary Public for Oregon
                                         My Commission Expires:

STATE OF ------------     )
                          ) ss
COUNTY OF ----------      )

                  On this --- day of --------------, 1997, before me, a Notary Public in and for said County and State, personally appeared the within named ---------------------------- and ----------------------------, to me known, who being first duly and severally sworn did say that he, said ----------------------------, is ----------------------------, and that he, said
----------------------------,       is      ----------------------------      of
----------------------------, one of the corporations described in and which executed the above instrument; that the seal affixed to the foregoing instrument is the seal of said corporation; that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors; and that ---------------------------- and ---------------------------- acknowledged the execution of said instrument to be the free act and deed of said corporation.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the date first hereinabove written.


[SEAL]